SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       January 11, 1999 (January 4, 1999)
               --------------------------------------------------
                Date of Report (Date of earliest event reported)


                             ATC GROUP SERVICES INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                     1-10583                        46-0399408
-------------------          --------------------              -------------
  (State or other            (Commission File No.)             (IRS Employer
  jurisdiction of                                            Identification No.)
  incorporation)


                        104 East 25th Street, Tenth Floor
                            New York, New York 10010
                    ----------------------------------------
                    (Address of principal executive offices)

                                     10010
                                   ----------
                                   (Zip code)

Registrant's telephone number, including area code:  (212) 353-8280


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         ATC Group Services Inc. (the "Company") will be unable to make the interest payment due on January 15, 1999 on its 12% Senior Subordinated Notes (the "Senior Subordinated Notes"). The Company is unable to make the interest payment for two reasons. The Company's cash flow is insufficient. In addition, as a result of a payment default with respect to certain Senior Indebtedness as defined in the Indenture dated as of January 29, 1998 between Acquisition Corp. and State Street Bank and Trust Company (the "Indenture"), the Company is prohibited, pursuant to the terms of the Indenture, from making any payments on the Senior Subordinated Notes until the payment default is cured or waived. The payment default stems from the failure to pay on January 4, 1999 $1.1 million owing with respect to certain seller notes issued in connection the acquisition by the Company of Bing Yen & Associates, Inc. in November 1997.

         The Company is in the process of retaining Houlihan Lokey Howard & Zukin Capital, investment bankers ("Houlihan Lokey"). Houlihan Lokey is expected to review the Company's financial position, cash flow requirements, financial history, operations, competitive environment and assets to assist the Company in developing a business plan which will serve as the basis in determining its various financial alternatives, and ultimately the proposed terms of a comprehensive final restructuring. In doing so, Houlihan Lokey is expected to work with the Company's senior management to complete, review and approve the Company's new business plan. Once the review of the Company is begun, a proposed timetable is expected to be communicated to the holders of the Senior Subordinated Notes.

                                      * * *

         This Form 8-K contains "forward-looking" statements within the meaning of the Securities Litigation Reform Act of 1995, including, without limitation, the satisfactory review of the Company by Houlihan Lokey and the successful development of a comprehensive restructuring plan by the Company and Houlihan Lokey. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include such factors as to whether or not Houlihan Lokey is able to complete a satisfactory review of the Company, whether the Company and Houlihan Lokey are able to successfully develop alternative financial plans, ultimately resulting in a comprehensive restructuring plan, and other risks described in the Company's filings with the Securities and Exchange Commission.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    By:    /s/   Ronald H. Danenberg
                                        ----------------------------------
                                    Name:        Ronald H. Danenberg
                                    Title:       Chief Executive Officer

Date:   January 11, 1999